Virtus Newfleet Multi-Sector Unconstrained Bond ETF,

a series of ETFis Series Trust I

Supplement dated April 20, 2017 to the

Prospectus dated February 28, 2017

Important Notice to Investors

Effective April 30, 2017, Christopher Kelleher will retire from Newfleet Asset Management, LLC and will no longer be a portfolio manager for the Virtus Newfleet Multi-Sector Unconstrained Bond ETF (the “Fund”). The resulting disclosure changes to the Fund’s prospectus that will be effective on April 30, 2017 are described below.

The second paragraph under “Risk/Return Summary Information – Management of the Fund” in the Fund’s prospectus will be replaced in its entirety with the following:

The following individuals are the Fund’s portfolio managers, each of whom has served in such position since the inception of the Fund’s operations in August 2015: David L. Albrycht, CFA and Jonathan R. Stanley, CFA.

In addition, Mr. Kelleher’s biography under “Management of the Fund – Portfolio Managers” in the Fund’s prospectus will be removed.

Investors should retain this supplement with the

Prospectus for future reference.

Virtus Newfleet Multi-Sector Unconstrained Bond ETF,

a series of ETFis Series Trust I

Supplement dated April 20, 2017 to the

Statement of Additional Information (“SAI”) dated February 28, 2017

Important Notice to Investors

Effective April 30, 2017, Christopher Kelleher will retire from Newfleet Asset Management, LLC and will no longer be a portfolio manager for the Virtus Newfleet Multi-Sector Unconstrained Bond ETF (the “Fund”). The resulting disclosure changes to the Fund’s SAI that will be effective on April 30, 2017 are described below.

The disclosure in the tables under “Management Services – Portfolio Managers – Ownership of Fund Shares” and “– Other Accounts” on page 20 of the Fund’s SAI will be amended by removing references to Mr. Kelleher.

Investors should retain this supplement with the

SAI for future reference.